SCHEDULE 14C

INFORMATION STATEMENT
 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement	☐	Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

CHINA BAK BATTERY, INC .
(Name of Registrant as Specified in Its Charter)

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PRELIMINARY INFORMATION STATEMENT

CHINA BAK BATTERY, INC.
BAK Industrial Park, No.1 BAK Street
Kuichong Town, Longgang District
Shenzhen 518119
People’s Republic of China

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our stockholders:

The purpose of this information statement (this “Information Statement”) is to notify you that the holders of shares of our common stock, par value $0.001 per share, representing a majority of the voting stock of China BAK Battery, Inc. (the “Company”) have given their written consent to resolutions adopted by the Board of Directors to amend the Articles of Incorporation of the Company (the “Articles of Incorporation”) so that the number of directors of the Company shall be determined in accordance with the bylaws of the Company instead of in accordance with the provisions contained in the Articles of Incorporation.  The Board of Directors fixed December 2, 2005, as the record date for determining the holders of voting stock entitled to notice and receipt of this Information Statement.  We anticipate that this Information Statement will be mailed on November 13, 2006, to stockholders of record.

On September 20, 2006, the Company filed a certificate of amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Nevada Secretary of State without first filing this Information Statement with the Securities and Exchange Commission (the “SEC”), mailing this Information Statement to you and waiting the requisite twenty-day period before filing the Certificate of Amendment with the Secretary of State of the State of Nevada.  In order to rectify this matter, the Company is filing this Information Statement with the SEC, mailing this Information Statement to you, and will file with the Nevada Secretary of State a certificate of correction to the Certificate of Amendment (the “Certificate of Correction”) providing that the effective date of the Certificate of Amendment is the first business day on or after twentieth day following the mailing of this Information Statement to you.  Accordingly, we expect that on or after Monday, December 4, 2006, the Certificate of Correction effectuating the change of the effective date of the previously filed Certificate of Amendment will be filed with the Nevada Secretary of State, which will change the effective date of the amendment to the Articles of Incorporation as set forth in the Certificate of Amendment to the effective date set forth on the Certificate of Correction (the “Effective Date”).

The Nevada Revised Statutes (“NRS”) permit holders of a majority of the voting power to take stockholder action by written consent.  Accordingly, we will not hold a meeting of our stockholders to consider or vote upon the amendment to the Articles of Incorporation.

FORM OF NOTICE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

The Board of Directors of China BAK Battery, Inc., by written consent dated December 1, 2005, resolved to amend Article V of the Articles of Incorporation so that the number of directors of the Company shall be determined in accordance with the bylaws of the Company instead of in accordance with the provisions contained in the Articles of Incorporation.

Pursuant to NRS 78.320, stockholders owning a majority of the voting common stock issued by the Company, representing 51.9% of the issued and outstanding common stock of the Company, acting by written consent, approved the amendment to the Articles of Incorporation on December 2, 2005.  A copy of the written consent is filed along with this Information Statement and is attached hereto as Appendix A.

FOR THE BOARD OF DIRECTORS
November 1, 2006

/s/ Xiangqian Li
CHAIRMAN OF THE BOARD
PRESIDENT
CHIEF EXECUTIVE OFFICER

IMPORTANT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION REGARDING CONSENTS

This Information Statement is furnished in connection with the action by written consent of stockholders owning a majority of the voting common stock issued by the Company pertaining to the amendment of Article V of the Certificate of Incorporation.

We are incorporated in the State of Nevada and are therefore subject to Title 7 of the Nevada Revised Statutes.  NRS Section 78.320 permits our stockholders to take action without a meeting if the votes represented by consents in writing, setting forth the action so taken, represent a majority of our voting power.

Our stockholders owning a majority of the voting common stock issued by the Company approved an amendment to Article V of the Articles of Incorporation to provide that the number of directors of the Company shall be determined in accordance with the bylaws of the Company rather than in accordance with the Articles of Incorporation.  On September 20, 2006, the Company filed the Certificate of Amendment with the Nevada Secretary of State evidencing such amendment to the Articles of Incorporation without first filing this Information Statement with the SEC, mailing this Information Statement to you and waiting the requisite twenty-day period before filing the Certificate of Amendment with the Nevada Secretary of State.  In order to rectify this matter, the Company is filing this Information Statement with the SEC, mailing this Information Statement to you, and will file with the Nevada Secretary of State the Certificate of Correction providing that the effective date of the Certificate of Amendment is the first business day on or after the twentieth day following the mailing of this Information Statement to you.  Accordingly, we expect that on or after Monday, December 4, 2006, the Certificate of Correction effectuating the change of the effective date of the previously filed Certificate of Amendment will be filed with the Nevada Secretary of State, which will change the effective date of the amendment to the Articles of Incorporation as set forth in the Certificate of Amendment to the Effective Date as set forth on the Certificate of Correction.

The Certificate of Amendment evidencing the change to the Articles of Incorporation is set forth in Appendix B hereto and the Form of Certificate of Correction to change the effective date of the previously filed Certificate of Amendment is attached as Appendix C hereto.  The Effective Date is expected to be on or about December 4, 2006.

Our Board of Directors determined that the amendment to Article V of the Articles of Incorporation would be in the best interests of the stockholders and therefore recommended to the stockholders that they consent to such amendment.  The Board of Directors determined that the overall size of the board should be a matter governed by the bylaws of the Company rather than by its Articles of Incorporation.  By setting the parameters of the size of the board in the Articles of Incorporation, any change to the size of the board beyond the scope of the Articles of Incorporation would require stockholder approval.  The Board of Directors determined that it would be more appropriate for the Board of Directors to have the authority to change the overall size of the board as is the case with many corporations to provide the Company with additional flexibility, in particular to allow the board to act quickly to appoint attractive director candidates to the board as and when suitable candidates are needed and identified.  Companies face strong competition for qualified director candidates, and the Board of Directors believes that it is in the interest of the Company and its shareholders to be able to act quickly on appropriate opportunities to name director candidates to the board as those candidates may otherwise become unavailable.  This will also facilitate the Company’s ability to address evolving corporate governance standards and facilitate compliance with the rules, regulations or standards issued or adopted by the SEC or Nasdaq.  In addition, the Company is growing and may consider expanding its board in the future.  Accordingly, the number of directors constituting the entire board will be determined by the Board of Directors of the Company such that the Board of Directors will have the ability, in accordance with the bylaws, to adjust that number by resolution in order to meet the changing needs of the Company and its evolving corporate governance structure.

Our stockholders holding a majority in interest of our outstanding voting stock approved the amendment to the Articles of Incorporation as set forth above on December 2, 2006.  Therefore, no further stockholder approval is sought.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of August 31, 2006, (i) by each of our officers and directors and (ii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is c/o China BAK Battery, Inc., BAK Industrial Park, No.1 BAK Street, Kuichong Town, Longgang District, Shenzhen 518119, People’s Republic of China.

Security	Name and Address of Beneficial Owner	Office, If Any	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Common Stock	Xiangqian Li	Chairman, President and Chief Executive Officer	21,233,437	43.4%
Common Stock	Huanyu Mao	Director, Chief Operating Officer and Chief Technology Officer	249,805	*
Common Stock	Yongbin Han	Chief Financial Officer, Secretary and Treasurer	312,256	*
Common Stock	Richard B. Goodner 6608 Emerald Drive Colleyville, TX 76034 United States	Director	2,500	*
Common Stock	Houde Liu	Vice President of Sales and Marketing	—	—
Common Stock	Joseph R. Mannes c/o SAMCO Capital Markets, Inc. 1700 Pacific, Suite 2000 Dallas, TX 75201 United States	Director	2,500	*
Common Stock	Jay J. Shi 12 Marian Road Acton, MA 01710 United States	Director	2,500	*
Common Stock	Shuquan Zhang	Vice President of Intellectual Property, Legal Matters and General Administration	132,709	*
Common Stock	Yanlong Zou	Vice President of Quality and Reliability Assurance and Purchasing	124,903	*
Common Stock	All officers and directors as a group (9 persons named above)	N/A	22,060,610	45.1%

* Less than 1%

[1] Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

2  A total of 48,885,896 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1).  For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC.  The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in 2006, except as follows: (i) late Form 4 reports filed by each of Houde Liu and Shuquan Zhang on October 23, 2006 and filed by Yanlong Zou on October 20, 2006 to report the cancellation of a stock option grant on September 28, 2006 of 50,000 shares of common stock pursuant to a termination and release agreement entered into between the Company and each of Houde Liu, Shuquan Zhang and Yanlong Zou; (ii) late Form 3 reports filed by each of Joseph R. Mannes, Richard B. Goodner and Jay J. Shi on October 25, 2006, in each case to report appointment as a director of the Company on May 12, 2006 and (iii) late Form 4 reports filed by each of Joseph R. Mannes, Richard B. Goodner and Jay J. Shi on October 25, 2006 to report the grant of 5,000 restricted shares of the Company’s common stock pursuant to the Company’s Compensation Plan for Nonemployee Directors, adopted by the Company on May 12, 2006.

NEVADA REVISED STATUTES

NRS 78.390 provides that every amendment to the a company’s articles of incorporation shall first be adopted by the resolution of the Company’s board of directors and then be subject to the approval of stockholders entitled to vote on any such amendment.  Under NRS 78.390 (and the Company’s bylaws), an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend a company’s articles of incorporation.  NRS 78.320 (and the Company’s Articles of Incorporation and bylaws) provides that, unless otherwise provided in a company’s articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to (i) eliminate the costs and management time involved in holding a special meeting and (ii) effect the amendment described herein as early as possible in order to accomplish the purposes as described in this Information Statement, our Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of our voting power in accordance with the foregoing provisions of the NRS, as well as the Company’s Articles of Incorporation and bylaws.  NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

NO DISSENTERS RIGHTS

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the amendment of our Articles of Incorporation described in this Information Statement.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act and in accordance therewith we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters.  Such reports, documents and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549 or may be accessed at http://www.sec.gov.

FOR THE BOARD OF DIRECTORS
November 1, 2006

/s/ Xiangqian Li
CHAIRMAN OF THE BOARD
PRESIDENT
CHIEF EXECUTIVE OFFICER

Appendix A

Consent of Stockholders

CHINA BAK BATTERY, INC.

WRITTEN CONSENT
(In Lieu of Special Meeting) OF THE STOCKHOLDERS

          The undersigned, constituting the holders of shares representing at least 50% of the outstanding shares of common stock, par value $0.001 per share, of CHINA BAK BATTERY, INC., a Nevada corporation (the “Corporation”), acting pursuant to Section 78.320 of the General Corporation Law of Nevada, do hereby consent to the adoption of, and do hereby adopt, the following resolutions with the same force and effect as if approved and adopted at a formal meeting of the stockholders of the Corporation, duly called and held.

1.	Amendment to Articles of Incorporation

          WHEREAS, the Board of Directors of the Corporation (the “Board”) has approved, and recommended that the stockholders approve, an amendment to the Corporation’s Articles of Incorporation to grant the Board the authority to determine the number of directors of the Board (the “Articles Amendment”) by amending and restating Articles Five of the Articles of Incorporation to read in its entirety as follows:

“ARTICLE FIVE. [DIRECTORS] The affairs of the corporation shall be governed by a board of directors. The number of directors will be determined in accordance with the bylaws of the corporation.”

WHEREAS, the stockholders, by execution hereof, desire to approve, adopt, ratify and confirm the Articles Amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Articles Amendment be, and it hereby is, approved, ratified and confirmed.

2.	Amendment to Bylaws

          WHEREAS, the Board of has approved, and recommended that the stockholders approve, an amendment to the Corporation’s Bylaws (the “Bylaws”) to grant the Board the authority to determine the number of directors on the Board (the “Bylaws Amendment”) by amending and restating Section 3.3 of the Bylaws to read in its entirety as follows:

“Section 3.3.  Number.  The number of Directors which shall constitute the Board of Directors shall be not less than one. The first Board of Directors shall consist of the number of Directors named in the Articles of Incorporation.  Thereafter, the number of Directors which shall constitute the entire Board of Directors shall be determined by resolution of the Board of Directors at any meeting thereof, but shall never be less than one.  No decrease in the number of Directors will have the effect of shortening the term of any incumbent Director.  At each annual meeting of shareholders, Directors shall be elected to hold office until their successors are elected and qualified or until their earlier resignation, removal from office or death.  No Director need be a shareholder, a resident of the State of Nevada, or a citizen of the United States.”

WHEREAS, the stockholders, by execution hereof, desire to approve, adopt, ratify and confirm the Bylaws Amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Bylaws Amendment be, and it hereby is, approved, ratified and confirmed.

3.	Election of Directors

WHEREAS, the stockholders desire to elect Richard Goodner, Joseph R. Mannes, Donald A. Preston and Dr. Huanyu Mao to the Corporation’s Board to serve with Xiangqian Li.

NOW, THEREFORE, BE IT RESOLVED, that the following persons be, and each hereby is, elected as a director of the Corporation:

Richard Goodner Joseph R. Mannes Donald A. Preston Dr. Huanyu Mao

each such person to serve in accordance with the provisions of the Bylaws, as amended, until the next annual meeting of the stockholders and until his respective successor shall have been elected and qualified, or until such respective person’s his earlier death, resignation, retirement or removal.

4.	Stock Option Plan and Compensation Plan for Non-Employee Directors

          WHEREAS, the Board has approved, and recommended that the stockholders approve, the Stock Option Plan (the “Stock Option Plan”) and the Compensation Plan for Non-Employee Directors (the “Non-Employee Director Plan”). in the forms of Annex A and Annex B, respectively, hereto.

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WHEREAS, the stockholders, by execution hereof, desire to approve, adopt, ratify and confirm the Stock Option Plan and the Non-Employee Director Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Stock Option Plan and the Non-Employee Director Plan be, and each hereby is, approved, ratified and confirmed.

5.	Further Actions

          RESOLVED, that any and all actions taken by the officers of the Corporation, with respect to any action authorized by the foregoing resolutions, prior to the date hereof. be, and all such actions hereby are, approved., adopted and ratified in all respects as the act and deed of the Corporation; and further

          RESOLVED, that in addition to and without limiting the foregoing, the appropriate officers of the Corporation be,. and each of them hereby is, authorized, empowered and directed to take, or cause to be taken, such further action and to execute and deliver, or cause to be executed and delivered, for and in the name and on behalf of the Corporation, all such further instruments and documents as such proper officers, with the advice of counsel, may deem to be necessary or advisable in order to effect the purpose and intent of the foregoing resolutions and to be in the best interest of the Corporation (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments or documents, as the case may be, by or under the direction of any authorized officer), and all action heretofore taken by the officers of the Corporation in connection with the subject of the foregoing resolutions be, and it hereby is, approved, ratified and confirmed in all respects as the act and deed of the Corporation.

Notwithstanding anything to the contrary contained herein or otherwise, this Consent and the actions approved hereby shall be first effective at the end of the twentieth calendar day after the information statement under Section 14(c) of the Securities Exchange Act of 1934, as amended, relating to the actions approved hereby is sent to the stockholders of the Corporation.

[Signature Page Follows]

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          IN WITNESS WHEREOF, the undersigned have executed this Written Consent in Lieu of Special Meeting of the Stockholders of CHINA BAK BATTERY, INC., as of the day and year first above written.

/s/ Xiangqian Li

Xiangqian Li
Shares Held: 21,233,437 shares of common stock

/s/ Dr. Huanyu Mao

Dr. Huanyu Mao
Shares Held: 249,805 shares of common stock

/s/ Yongbin Han

Yongbin Han
Shares Held: 312,256 shares of common stock

/s/ Jinghui Wang

Jinghui Wang
Shares Held: 3,600,035 shares of common stock

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Appendix B

Certificate of Amendment

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:

China BAK Battery, Inc.

2.  The articles have been amended as follows (provide article numbers, if available):

Article Five is deleted in its entirety and replaced with the following:

ARTICLE FIVE [DIRECTORS] The affairs of the corporation shall be governed by a board of directors.  The number of directors will be determined in accordance with the bylaws of the corporation.

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 51.9%

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):	/s/ Yongbin Han

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filling to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 09/29/05

Appendix C

Form of Certificate of Correction

Certificate of Correction (PURSUANT TO NRS 78,78A, 80, 81, 82, 84, 86, 87, 58, 88A, 89 and 92A)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction
(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

China BAK Battery, Inc.

2. Description of the original document for which correction is being made:

Certificate of Amendment

3. Filing date of the original document for which correction is being made: September 20, 2006

4. Description of the inaccuracy or defect.

The Certificate of Amendment was intended to be effective after the filing of the corporation's registration statement on Form S-1.  This registration statement was filed on October 11, 2006.  The effective filing date of the Certificate of Amendment should have been after that date.

5. Correction of the inaccuracy or defect.

Section 4 of the Certificate of Amendment is hereby amended to read as follows: "Effective filing date: December 4, 2006

6. Signature:

Authorized Signature	Title *	Date

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited -Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Correction 2003
Revised on: 10/03/05